Exhibit 99.2

THIRD QUARTER 2021 EARNINGS PRESENTATION November 4, 2021 XXII

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

RECENT KEY GROWTH UPDATES

	Tobacco	Hemp/Cannabis	Hops
MILESTONE	Launch VLN® in the U.S. & Select International Markets	Commence Monetization and Expand Plant Lines	Disrupt a Valuable Global Market with High-Value Plant Lines
KEY DRIVERS	▪ Highest confidence in MTRP outcome and timing following October 14 meeting with senior FDA staff ▪ Advancing VLN® in select international markets for first revenue by Q1 '22 ▪ Supply chain ready to immediately scale for both US and international VLN® sales ▪ Record harvest of VLN® tobacco; new grower relationships will enable year-round cultivation	▪ First harvest complete; sales in 4Q 2021 from biomass and IP, 1Q 2022 from distillate/isolate ▪ Readying 2022 lines for planting season, advancing 2023 lines ▪ Secured global breeding partners for year-round plant line development programs ▪ Began application process for USDA Organic Certification ▪ Launching new industry standards efforts in partnership with KeyGene and NIST	▪ Entered highly complementary large global hops market with lower regulatory barriers ▪ Engaged with multiple hops growers and consumer product partners to develop specific desired traits in leading hop strains ▪ Targeting first revenue from IP within 18 months, including milestones
	$714B[1]	+$100B[2]	+$500B[3]

1. Foundation for a Smoke Free World; https://www.smokefreeworld.org/wp-content/uploads/2019/08/FSFW_Global-Trends-in-Nicotine_6.22.2020.pdf
2. Prohibition Partners; "The Global Cannabis Report – November 2019"
3. Research and Markets; "Analyzing the Global Beer Industry 2019"

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Tobacco Hemp/Cannabis Hops Financials

ADVANCING MRTP PROCESS WITH FDA 5 ▪ A successful meeting with senior level FDA staff was held on October 14, 2021, regarding VLN®’s MRTP application. ▪ The meeting plus recent CTP activity gives the Company its highest confidence in a positive outcome and timing for its MRTP application. ▪ VLN®’s PMTA and pending MRTP affirm its importance to public health, supported by federally funded reduced nicotine cigarette studies. ▪ We are focused on helping smokers reduce their nicotine consumption and smoke less.

SUPPORTING A LOW NICOTINE MANDATE 6 ▪ FDA continues to demonstrate its ongoing commitment to advance its Comprehensive Plan, which includes nicotine and menthol mandates. ▪ Tobacco products fall on a continuum of risk with combustibles being the most harmful and addictive form of nicotine delivery, and menthols being the worst. By banning menthol and reducing nicotine in all cigarettes, the science shows that smokers will more easily quit nicotine or migrate to less toxic products. ▪ 22nd Century could have the only combustible cigarette and IP able to meet the reduced nicotine mandate and possibly the only combustible menthol cigarette exempt from the menthol mandate under its current PMTA. ▪ Potential nomination of Dr. Robert Califf for FDA commissioner is positive news for 22nd Century. Combusted tobacco Extent of use Risk Continuum of Risk Non-combusted tobacco Cessation products No tobacco *Concept model, not to be interpreted as actual tobacco use data. Source: FDA 6 LESS TOXIC NICOTINE PRODUCTS CREATE AN OFF RAMP FOR SMOKERS WHICH WILL BE IMPORTANT ONCE CIGARETTES ARE REQUIRED TO BE NON-ADDICTIVE. 6

22ND CENTURY'S VLN® PILOT WILL EMPHASIZE TRIAL, REPEAT PURCHASE, AND ADVOCACY BY ADULT SMOKERS. U.S. PILOT MARKETS ARE READY FOR LAUNCH Fully prepared for pilot launch leading to national rollout Launch-ready for pilot market sales within 90 days of FDA MRTP authorization, leading to full commercial rollout Advanced discussions with multiple trade and retail partners Pilot program will test, measure, and refine materials to maximize VLN®’s commercial success 62,000 sq. ft. manufacturing facility in NC producing cigarettes in large volume Secured supply chain to support VLN® production needs for commercial launches 7 * Trade dress subject to change

INITIATED LAUNCH PROCESS IN KEY GLOBAL MARKETS; INITIAL REVENUE EXPECTED IN Q1 ‘22 8 ▪ Targeting several key markets in Asia and Europe where regulations will allow us to go to market with claims today or with minimal interaction with regulators ▪ Markets support premium tobacco products and leverage proven distribution partners ▪ Establishing a new branch in New Zealand in support of the nicotine ban mandate ▪ Initiated discussions around possible pharmaceutical partnerships focused on tobacco harm reduction VLN®

Tobacco Hemp/Cannabis Hops Financials

22nd Century Monetization from 2H ‘21 ▪ Off-take commitments for first high CBD and high CBG optimized plant lines harvested in Colorado ▪ Advancing IP revenue opportunities from both proprietary plant lines and Anandia technologies 2022+ Commercial Accelerant Opportunities ▪ Readying multiple next generation plant lines and IP to expand plant lines available in 2022 and 2023 ▪ Pipeline and line of sight to global monetization across medical, recreational, and consumer product applications ADVANCING RAPIDLY ON MONETIZATION AND ADDITIONAL HIGH-VALUE PLANT LINES 10 22nd Century has established a leadership position in genetic IP critical to hemp/cannabis achieving its full commercial potential.

22nd Century Group, Inc.

ACCELERATING COMMERCIALIZATION OF IMPROVED HEMP/CANNABIS AND HOP PLANT LINES

Strategic partnerships enable 22nd Century to deliver valuable commercial-scale plant lines and IP in significantly less time than traditional breeding techniques requiring 7 to 10+ years.

Plant Profile / Roadmap	Plant Biotechnology	Plant Breeding & Trials	Plant Cultivation	Ingredient Extraction, Purification & Standards
CannaMetrix	KeyGene		NEEDLE ROCK FARMS	
CannaMetrix's high-throughput proprietary, human cell-based assay technology serves as a roadmap for developing new plant lines with tailor-made profiles.	Established proprietary bioinformatics platform and cutting-edge molecular breeding platform in partnership with KeyGene; capabilities include genetic engineering and plant line development.	Multiple partnerships with top global breeders provide 22nd Century with **both northern and southern hemisphere, indoor and outdoor, year-round plant breeding and trial capabilities.**	Colorado farm operations provide 22nd Century with operational assets including plant cultivation capabilities.	22nd Century leverages top extraction and purification services utilizing proprietary plant lines in development. **Collaborating with NIST to define industry-wide cannabinoid, terpene, and THC measurement standards and create testing protocols.**

22nd Century's innovative upstream alkaloid plant value chain is critical to unlocking new disruptive plant lines and IP at large-scale.

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Application Targeted Benefit Zero/Undetectable THC and High CBD Zero/Undetectable THC and High CBG Crop loss due to hemp going “hot” (exceeding 0.3% THC content) is a common industry issue. Zero THC helps growers stay under the allowed threshold, reduce crop losses, and reduce processing cost while high CBD and CBG increase yields. Consumers and CPG brands get zero THC content. Stable High THC Targeting disruptive lines with 30-40% stable yield of pure THC, well above unpredictable yields in current strains Yield Enhancement Increase in cannabinoid content in the flower and the rest of the plant for overall increased plant yields Powdery Mildew Resistance Crop loss can be as much as 25% of the crop yield depending on the region, growth method and year. Divaric Acid (CBDV) – A non psychoactive minor cannabinoid with demonstrated anti-epileptic and anti-convulsive action (Epidiolex) Increase of yields of CBDV to a stable 4-8%, making it more accessible for use in medical research and commercialization. Low Terpene and New Terpenes Profiles Reduce the terpenes responsible for undesirable aromas and the development of new combinations of terpenes desirable to consumers 12 KEY INITIAL HEMP/CANNABIS PROGRAMS 22nd Century is advancing a broad funnel of hemp/cannabis plant lines and IP designed to address specific industry needs. 12

Tobacco Hemp/Cannabis Hops Financials

22nd Century is leveraging its experience with tobacco and hemp/cannabis, a close hop relative, to accelerate the development of proprietary specialty hop varieties or valuable traits. ▪ Industry reliance on high-risk traditional breeding techniques ripe for disruption with new accelerated molecular breeding technologies and gene-editing tools ▪ Leveraging research findings from closely related hemp/cannabis plants supports the development of specialty hop varieties with: ▪ Enhanced yield, disease resistance, and other advantageous agronomic traits ▪ Distinctive aroma, flavor, nutraceutical, and medicinal properties ▪ Significant European market and new European subsidiary support geographic expansion and provide additional growth opportunities for the Company’s tobacco and hemp/cannabis operations 14 22ND CENTURY ENTERS LARGE GLOBAL HOPS MARKET

Introduce new agronomic traits to improve disease/pest resistance and plant architecture to increase crop yields in leading hop strains that are already well-accepted by the brewing industry. Increase hops content of hops active molecules that drive the beer industry, such as alpha and beta acids, plus new compounds like terpenoids and flavonoids not generally associated with hops to produce new, disruptive, unique, and proprietary aromatic hop flavor profiles. Increase hops content of active molecules with health and wellness applications as extracts/distillates in functional foods and beverages, nutraceuticals, and pharmaceuticals (xanthohumol and 8-prenylnaringenin). 1 2 3 15 22ND CENTURY’S HOPS VALUE PROPOSITION Hops Growers Industry Leadership Consumer Goods and Nutraceutical Companies We are focused on four key programs to disrupt the hops market: rapid cycle breeding, double haploid, cellular grafting, and mutagenesis.

Application Targeted Benefit Agronomic traits/powdery mildew, downey mildew, fusarium, and wireworm (disease resistance/pest resistance) Crop loss can be as much as 30% of the yield depending on region and year Architecture traits/ratio cone/biomass and lupulin density Success can generate 20-60% increase in yield Consumer traits/Alpha and Beta acids beer are industry drivers Stabilize the content and tailor to meet specific requirements from brewers Terpenoids/flavonoids (oils) are new flavor drivers This trait may have a more significant impact creating new disruptive, unique and proprietary aromatic hops flavor profiles for the brewing industry. Xanthohumol and 8-prenylnaringenin potential nutraceuticals and pharmaceuticals Addressing a broad range of opportunities including managing anxiety, inducing calm, addressing sleeping disorders, resolving stomach problems, and other wellness applications 22nd Century is actively engaged in discussions with multiple hops growers and consumer product partners to develop specific desired traits. 16 KEY INITIAL HOPS OPPORTUNITIES

Tobacco Hemp/Cannabis Hops Financials

THIRD QUARTER 2021 FINANCIAL HIGHLIGHTS Net Sales Gross Profit Gross Profit Margin Operating Loss Cash and Cash Equivalents 3Q 2021 $7.8M $449K 5.7% $(7.6)M $55.2M 3Q 2020 $7.3M $362K 5.0% $(4.0)M $26.8M 18 22nd Century Group currently generates revenue from tobacco contract manufacturing operations (CMO), self-funding the cost of facilities needed to manufacture research cigarettes and its reduced nicotine tobacco products ahead of U.S. and global launch.

FINANCIAL SNAPSHOT 19 $ in millions Select Financials Three Months Ended September 30, 2021 2020 Net sales revenue $7.8 $ 7.3 Gross Profit $0 .4 $0.4 Operating loss $ (7.6) $ (4.0) Net loss $ (9.4) $ (4.2) Net loss per common share - basic and diluted $ (0.06) $ (0.03) Weighted average common shares outstanding – basic and diluted (in thousands) 162,721 138,857 Summary Balance Sheet Items Quarter Ended September 30, 2021 December 31, 2020 Cash and cash equivalents1 $ 55.1 $22.3 Total assets2 $ 86.5 $51.7 Total liabilities3 $ 7.4 $7.6 Total shareholders' equity4 $ 79.0 $44.1 1. Cash and cash equivalents includes short-term investment securities. 2. Total assets is the sum of total current assets, total property, plant and equipment, and total other assets including intangible assets, net, Investments and convertible note. 3. Total liabilities includes current liabilities and long-term liabilities and excludes shareholders’ equity. 4. Total shareholders’ equity excludes any liabilities.

2021 PRIORITIES & AREAS OF FOCUS 20 Tobacco Franchise Hemp/Cannabis & Hops Franchises Financial Secure MRTP in U.S.; Advance International Launch ▪ VLN® pilot programs ready to launch ▪ Engaging with multiple distribution partners to support national launch capabilities ▪ Ramping manufacturing capabilities ▪ Moving ahead with international launches 01 Complete upstream cannabinoid capabilities ▪ Monetize our hemp/cannabis IP beginning in 2021 and accelerate next generation plant lines for 2022 and 2023 ▪ Have now assembled the most complete upstream capability in the industry 03 04 Launching third franchise - hops ▪ Large, robust addressable market ▪ Faster route to commercialization than first two franchises ▪ Targeting specific applications and benefits of interest to key hops growers Maintain efficient operating structure and balance sheet strength ▪ Balance sheet with $55 million in growth capital to support product launch ▪ and commercialization ▪ Deploying capital to fuel U.S. VLN® launch readiness, commence international sales of VLN®, accelerate cannabis commercialization, and launch third franchise 05 02 Support, advance, and advocate for proposed nicotine cap mandate for all combustibles ▪ Favorable political climate ▪ Advancing licensing and partnership initiatives to support industry adoption

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CONTACT INFORMATION INVESTOR RELATIONS & MEDIA CONTACT Mei Kuo Director, Communications & Investor Relations 22nd Century Group, Inc. (716) 300-1221 mkuo@xxiicentury.com